© Mercury Systems, Inc. WILLIAM BLAIR & CO 42ND ANNUAL GROWTH STOCK CONFERENCE Mike Ruppert Executive Vice President & CFO June 7, 2022

© Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to fiscal 2022 business performance and beyond and the Company’s plans for growth, cost savings and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2

© Mercury Systems, Inc. Mercury Systems at-a-glance Innovation That Matters. By and For People Who Matter. Transformational business model at the intersection of high tech and defense Deployed on 300+ programs – serving defense Primes and critical infrastructure providers Making commercial technology profoundly more accessible Our goal is to provide all processing solutions on every system requiring uncompromised computing Purpose driven – Innovation That Matters. By and For People Who Matter Founded in 1981 NASDAQ: MRCY 3

© Mercury Systems, Inc. Mercury Systems by the numbers ~2,300 Number of team members globally, many hold DoD security clearances 37% CAGR FY14-FY21 $202M FY21 Adj. EBITDA 22% margin 40 Years of tech leadership in the A&D industry 24% CAGR FY14-FY21 $924M FY21 Revenue 15 Number of M&A transactions completed since FY14 26 Global state-of-the-art facilities 4-5x Research & development relative investment compared to our industry 25+ Prime customers: including virtually all leaders in the A&D industry 300+ Installed base: number of A&D programs with Mercury embedded 4

Mercury solutions deployed on 300+ programs with 25+ primes

Aerospace & Defense Platform and Systems Electronics Content



C4I
JLTV
Subsurface Fleet
BLACKHAWK
A330 MRTT
Aegis
Sensor & Effector Mission Systems
F-16
Reaper/Gorgon Stare
Triton
LTAMDS
Aegis
F-35
C-130
Global Hawk
Badger/Buzzard
SEWIP
Stormbreaker
PGK
MALD-J
Paveway
SM2/3/6

Primes

- AIRBUS
- BAE SYSTEMS
- BOEING
- GENERAL ATOMICS
- L3HARRIS
- LEONARDO
- LOCKHEED MARTIN
- NORTHROP GRUMMAN
- RAYTHEON TECHNOLOGIES
- SAIC
- SIERRA NEVADA
- THALES

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© Mercury Systems, Inc. We have executed on a disciplined and focused M&A strategy Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets Sources: RSAdvisors research & analysis, September 2021. Numbers are rounded. Aerospace & Defense Platform and Systems Electronics Content C4I ($24.0B)* Sensor & Effector Mission Systems ($18.2B)* MARKET SEGMENT Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons 7 Avionics/ Vetronics Command & Control/Battle Management Dedicated Communications Electronic Warfare Radar Electro-Optical/ Infrared Acoustics Missiles/ Munitions ACQUISITIONS ORGANIC GFY21 TIER 2* MARKET ($B) $6.7B $8.3B $8.9B $5.8B $5.8B $2.1B $1.2B $3.4B 6.3% 4.5% 3.7% 2.6% 2.6% 3.4% 3.7% 4.1% ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR ‘21-26 CAGR 6 (1)

© Mercury Systems, Inc. Mercury continues to deliver strong financial results Notes: CAGR figures for the period FY16-FY21. YoY figures for the period FY20 vs. FY21. Numbers are rounded. Per share data is presented on a fully diluted basis. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments. 288 357 448 625 831 909 FY16 FY17 FY18 FY19 FY20 FY21 Backlog ($M) 9% YoY $0.94 $1.12 $1.41 $1.84 $2.30 $2.42 FY16 FY17 FY18 FY19 FY20 FY21 Adj. EPS ($) 5% YoY 56 93 115 145 176 202 20.8% 22.7% 23.2% 22.2% 22.1% 21.9% FY16 FY17 FY18 FY19 FY20 FY21 Adj. EBITDA ($M, %) 15% YoY $0.56 $0.58 $0.86 $0.96 $1.56 $1.12 FY16 FY17 FY18 FY19 FY20 FY21 GAAP EPS ($) (28%) YoY (28%) YoY 19.7 24.9 40.9 46.8 85.7 62.0 FY16 FY17 FY18 FY19 FY20 FY21 GAAP Income 270 409 493 655 797 924 FY16 FY17 FY18 FY19 FY20 FY21 Revenue ($M) 16% YoY 7

Mercury's financial profile demonstrates our unique strategy



ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $5B
1,242
410
100
30
LTM EBITDA Margin
>20%
Revenue CAGR
>10% 5-Year
FY
Revenue
Growth
>20%

	TIER 2 DEFENSE FY21 INDEX MEDIAN	mercury FY20	mercury FY21
LTM EBITDA Margin	18%	22%	22%
Revenue CAGR	4%	28%	28%
FY Revenue Growth	(5%)	22%	16%

Notes:

- Fiscal year figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release. All other data per FactSet as of July 15, 2021. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of July 15, 2021 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q4 FY21 and fiscal Q4 FY20 for FY21 and FY20, respectively, compared to the trailing four fiscal quarters ending fiscal Q4 FY16 and Q4 FY15, respectively. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprise, Ball Corporation, BWX Technologies, Comtech Telecommunications Corp, Curtiss-Wright, Ducommun, Elbit Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense & Security Solutions, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Rada Electronic Industries Ltd., Teledyne Technologies, Textron, TransDigm Group, Triumph Group, ViaSat, Woodward, Inc.

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© Mercury Systems, Inc.
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© Mercury Systems, Inc. Investment highlights Innovative growth company at intersection of high tech and defense Focused on large, growing, well-funded addressable markets Proven transformational business model investing 4-5x defense industry average in R&D Benefiting from outsourcing, supply chain delayering and “re-shoring” Low-risk content expansion strategies delivering above-average organic revenue CAGR Successful M&A and integration strategy targeting new capabilities and market expansion 9

© Mercury Systems, Inc. 1/ Invest to grow organically 2/ Expand capabilities, market access and penetration through M&A 4/ Continuously improve operational capability and scalability 3/ Invest in trusted, secure Innovation That Matters® 5/ Attract and retain the right talent Mercury strategy: A plan to meet market needs at speed 10

© Mercury Systems, Inc. Six major trends shaping the defense industry 1/ Defense spending tailwinds Russia-Ukraine conflict has solidified political commitment to defense investment likely leading to increased domestic and international defense spending over the next 5+ years 2/ Challenging global security environment National Defense Strategy is focused on near-peer threats; Chinese militarization and power projection, resurgent Russia; Drives technology requirements 3/ Electronics driving future platform value Defense electronics are comprising a larger share of military platform cost and value on both new and legacy platforms. Significant system upgrades underway to maintain and extend competitive advantage: Sensor & C4I as well as weapon systems modernization and readiness 4/ Investment and innovation challenges Primes increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and increased outsourcing 5/ Need access to commercial technology Leverage high-tech commercial investment and innovation; must be tailored for defense purposes. Microelectronics elevated to DoD’s #1 technology priority 6/ Imperative for U.S.-produced technology Supply chain globalization vs. need for trust, security and assurance. Need to onshore capacity and capability 11

© Mercury Systems, Inc. Conversation on defense spending has changed dramatically Budget outlook has shifted from modest to significant growth, potentially surpassing $900B by FY27 $606 $671 $688 $723 $704 $715 $731 $747 $764 $781 $757 $773 $801 $809 $823 $828 $550 $650 $750 $850 $950 GFY17 A GFY18 A GFY19 A GFY20 A GFY21 A GFY22 E GFY23 P GFY24 P GFY25 P GFY26 P GFY27 P D ef e n se B u d ge t To p lin e 1 B a se + O C O ( 0 5 1 ), D is cr et io n a ry B u d g et A u th o ri ty , C u rr en t $ B • There was broad consensus that the US defense spending was likely to face a flat- to-down outlook by mid-2020s • Limited support to expend political capital in an environment where the populace was tired of multi-decade counter-insurgency and anti-terror operations • Despite this dynamic, there was continued investment in next-generation capabilities • Prior market views expected flat funding absent an exogenous event—Ukrainian conflict appears to be that event • Threat of great power competition is no longer ideological, but is playing out (with some unclear implications) in Ukraine • Longstanding rhetoric on the need to prepare for great power competition may have reached a tipping point 1) FY22 Budget Request 2) FY23 Budget Request 3) US Defense Upside Potential FY21-26 CAGR 2.1% 3.2% 5%+ FY22-27 CAGR n/a 1.8% 4%+ Anticipated growth will exceed the 2023 President’s Budget Request, reaching $800B+ in GFY23 and growing to $900B+ by GFY27 GFY2022 appropriations (051) is $757B, $743B base + ~$14B supplemental ($7B for Afghan support & ~$7B for Ukraine) 12 Source: Renaissance Strategic Advisors 3 2 …have shifted rapidly in recent months Slow FY22 expectations for defense… 1 $100B+ delta vs. 2022 request

© Mercury Systems, Inc.13 $250 $300 $350 $400 $450 $500 $550 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Pre-Ukraine Forecast 2% of GDP Scenario European defense spending could expand by nearly $1T over next decade Led by Germany, European defense spending could grow significantly over the coming decade Discussion ▪ Pre-invasion: ▪ European nations were spending a combined total of ~$300B ▪ Growth was expected to come from Eastern European nations keen to modernize due to Russian threats ▪ Select Western European nations such as the UK and France were seeking to recapitalize major platforms ▪ 2% of GDP Scenario: ▪ More defense spending increases likely (e.g., Finland, Italy) ▪ If all European NATO nations increased defense spending to at least the meet the 2% target (of total GDP), this would likely add an additional $80-100B of defense expenditure in Europe annually by the end of the decade Preliminary European Defense Spending Scenario Forecasts 2021-2031 ($B, Current Dollars) Potential for additional $1T in European defense spending through early-2030s if 2% of GDP scenario is achieved Source: Renaissance Strategic Advisors 2021-2031 CAGR 5.8% 3.4% ~$300B Outcome likely to be between two scenarios

Future system value is shifting to electronics systems

	Past		Present	
Air	**F-4** 		**F-35** 	
	% Electronics: 25%	# of Electronics: ~15	% Electronics: 45%	# of Electronics: 30+
Sea	**Oliver Perry Class Frigate** 		**Zumwalt Class Destroyer** 	
	% Electronics: 20%	# of Electronics: ~8	% Electronics: 40%	# of Electronics: 30+
Land	**M-60** 		**M1A2 Abrams** 	
	% Electronics: 25%	# of Electronics: 8+	% Electronics: 45%	# of Electronics: 20+

Indicative Systems: Comms | EW | Optronics | Radar | Comms | C2/BM & Avionics

Source: Renaissance Strategic Advisors

Evolution of System Value


Present
Notional Future
Software
Electronics
Platform
Software
Electronics
Platform

- System value (e.g., platform, electronics, and software) will be more concentrated in "digital" competencies
- Increasingly competitive environment driven by digital engineering and modular open systems trends

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The A&D electronics systems market is ~$130B annually

Our total addressable market is now ~$42B

Aerospace & Defense Platform and Systems Electronics Content










	C4I ($24.0B)*			Sensor & Effector Mission Systems ($18.2B)*				
MARKET SEGMENT	**Platform & Mission Mgmt**	**C2I**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**	**Weapons**
	Avionics/ Vetronics	**Command & Control/Battle Management**	**Dedicated Communications**	**Electronic Warfare**	**Radar**	**Electro-Optical/ Infrared**	**Acoustics**	**Missiles/ Munitions**
DEFINITION	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermographic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
GFY21 ELECTRONICS MARKET ($B)	**$26.1B** 5.5% '21-26 CAGR	**$40.1B** 3.5% '21-26 CAGR	**$19.1B** 3.4% '21-26 CAGR	**$9.3B** 2.2% '21-26 CAGR	**$10.9B** 2.1% '21-26 CAGR	**$13.1B** 2.2% '21-26 CAGR	**$4.6B** 3.0% '21-26 CAGR	**$6.8B** 3.7% '21-26 CAGR
GFY21 TIER 2* MARKET ($B)	**$6.7B** 6.3% '21-26 CAGR	**$8.3B** 4.5% '21-26 CAGR	**$8.9B** 3.7% '21-26 CAGR	**$5.8B** 2.6% '21-26 CAGR	**$5.8B** 2.6% '21-26 CAGR	**$2.1B** 3.4% '21-26 CAGR	**$1.2B** 3.7% '21-26 CAGR	**$3.4B** 4.1% '21-26 CAGR

Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, September 2021. Numbers are rounded.

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© Mercury Systems, Inc. Acquisitions and investments driving significant opportunity for growth, which in turn is driving strong results ▪ Total potential value grew >2.9x to $11B in 6 years ▪ Significant Radar, EW, C4I, weapons and EO/IR opportunity pipeline ▪ Acquisitions bring new programs and capabilities ▪ Larger, more diversified, program base reduces risk ▪ Content expansion driving above-average growth ▪ Outsourced integrated subsystems 54% of top 30 program lifetime value Note: Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 16

© Mercury Systems, Inc. Since FY14, we have achieved significant growth and scale FINANCIAL METRIC Total Acquisitions 15 Total Headcount 3.6x Facilities 3.1x Subsystem Revenue 7.5x OPERATIONAL METRIC Total Revenue 4.4x IR&D Spend 3.2x Adjusted EBITDA 9.2x Operating Cash Flow 6.9x Note: Metrics are FY21 as a multiple of FY14, except acquisitions, headcount, and facilities, which are as of April 1, 2022. 17

© Mercury Systems, Inc.18 Does not contain Technical Data. //No Tech Data// 1MPACT: a 4-year effort to achieve full growth and adj. EBITDA potential ▪ Proactively launched 1MPACT to lay foundation for next phase of value creation at scale ▪ Anticipating $27M net benefit related to actions taken and planned in FY22 ▪ 1MPACT helping to overcome financial impacts of industry headwinds ▪ On track to realize $30M-$50M adj. EBITDA by FY25 with upside potential ▪ Targeting working capital improvement, asset efficiency and margin expansion ▪ Focused on: Organizational efficiency and scalability, procurement and supply chain, facilities optimization, scalable processes and systems, R&D investment efficiency

© Mercury Systems, Inc. Clear path to maintaining differentiated and attractive financial profile 19 100% 2% 8% 33% Increase Adj. EBITDA margins Grow organically at high-single / low-double digit Supplement w/strategic M&A ▪ Operating expense leverage ▪ Program production mix ▪ 1MPACT ▪ Full acquisition integration ▪ Alignment with DoD priorities ▪ Increased outsourcing ▪ Program content expansion ▪ Increased market share ▪ Large pipeline of targets ▪ Significant financial firepower ▪ Revolver with attractive terms ▪ Ability to identify, execute, integrate

© Mercury Systems, Inc. Strategy and business model delivering financial performance well above industry average ▪ Track record of strong organic growth, profitability and strategic M&A ▪ Significant investment over last 5 years is competitive differentiator ▪ Poised for continued organic growth and margin expansion ▪ Well-positioned for future M&A with strong pipeline and financial flexibility ▪ Clear strategy to continue to maintain unique financial profile 20

mrcy.com THANK YOU.

APPENDIX

© Mercury Systems, Inc. Balance sheet Notes (1) Rounded amounts used.As of (In $ millions)(1) 4/2/21 7/2/21 10/1/21 12/31/21 4/1/22 ASSETS Cash & cash equivalents $121.9 $113.8 $95.8 $105.2 $91.7 Accounts receivable, net 264.0 291.7 301.2 320.1 367.1 Inventory, net 226.8 221.6 234.4 251.3 259.6 PP&E, net 128.3 128.5 128.7 127.4 125.7 Goodwill and intangibles, net 1,077.3 1,112.5 1,102.5 1,318.4 1,303.2 Other 85.0 87.0 102.5 108.4 112.5 TOTAL ASSETS $1,903.3 $1,955.1 $1,965.1 $2,230.8 $2,259.8 LIABILITIES AND S/E AP and accrued expenses $131.3 $120.1 $144.2 $136.9 $162.0 Other liabilities 158.0 150.9 141.4 155.3 145.9 Debt 160.0 200.0 200.0 451.5 451.5 Total liabilities 449.3 471.0 485.6 743.7 759.4 Stockholders’ equity 1,454.0 1,484.1 1,479.5 1,487.1 1,500.4 TOTAL LIABILITIES AND S/E $1,903.3 $1,955.1 $1,965.1 $2,230.8 $2,259.8 23

© Mercury Systems, Inc. Cash flow summary Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. For the Fiscal Quarters Ended (In $ millions)(1) 4/2/21 7/2/21 10/1/21 12/31/21 4/1/22 Net Income (Loss) $15.6 $17.9 ($7.1) ($2.6) $4.1 Depreciation and amortization 20.0 20.8 21.5 24.1 24.5 Other non-cash items, net 5.7 12.3 5.8 5.8 8.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (21.5) (23.6) (9.4) (8.5) (47.3) Inventory (8.4) 10.1 (12.8) (7.6) (8.0) Accounts payable and accrued expenses 5.1 (9.5) 21.7 (8.4) 32.3 Other 6.7 (0.8) (21.7) 4.1 (18.3) (18.1) (23.8) (22.2) (20.4) (41.2) Operating Cash Flow 23.2 27.2 (2.0) 6.8 (4.3) Capital expenditures (10.0) (10.9) (5.4) (8.0) (6.1) Free Cash Flow(2) $13.2 $16.3 ($7.4) ($1.2) ($10.3) Free Cash Flow(2) / Adjusted EBITDA(2) 24% 28% N.A. N.A. N.A. Free Cash Flow(2) / GAAP Net Income 85% 91% N.A. N.A. N.A. 24

© Mercury Systems, Inc. Adjusted EPS reconciliation Notes (1) Per share information is presented on a fully diluted basis. (2) Rounded amounts used. (3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs. 25

© Mercury Systems, Inc. Adjusted EBITDA reconciliation Notes (1) Rounded amounts used. 26 (In thousands)(1) Q3 FY21 Q3 FY22 LTM Q3 FY21 LTM Q3 FY22 Net Income (loss) 15,635$ 4,139$ 71,343$ 12,285$ Other non-operating adjustments, net (775) 938 (3,210) 1,817 Interest expense (income), net 515 1,554 1,210 3,816 Income tax (benefit) provision 5,362 2,102 11,759 4,642 Depreciation 7,243 8,388 23,200 31,970 Amortization of intangible assets 12,717 16,077 35,792 58,893 Restructuring and other charges (4) 6,348 2,234 29,402 Impairment of long-lived assets - - - - Acquisition and financing costs 3,260 3,497 7,706 10,775 Fair value adjustments from purchase accounting 182 16 783 (2,187) Litigation and settlement expense, net 312 320 1,065 1,074 COVID related expenses 2,745 182 10,569 2,209 Stock-based and other non-cash compensation expense 7,565 8,935 30,011 33,253 Adjusted EBITDA 54,757$ 52,496$ 192,462$ 187,949$

© Mercury Systems, Inc. Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. 27

© Mercury Systems, Inc. Glossary API Application Programming Interface BCA Budget Control Act C4I Command, Control, Communications, Computers COTS Commercial off-the Shelf CPU Central Processing Unit EO/IR Electro-optical / Infrared EW Electronic Warfare FPGA Field Programmable Gate Array GPU Graphics Processing Unit I/O Input/Output IP Intellectual Property IRAD Internal Research And Development NTCD Non-traditional Defense Contractor OTA Other Transaction Authority PBR President's Budget Request R&D Research & Development RF Radio Frequency SEMS Sensor and Effector Mission Systems 28